United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21606
(Investment Company Act File Number)

Tilson Investment Trust
(Exact Name of Registrant as Specified in Charter)

Carnegie Hall Tower
152 West 57th Street, 46th Floor
New York, N.Y. 10019
(Address of Principal Executive Offices)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100, Denver, CO 80203
(Name and Address of Agent for Service)

(212) 386-7160
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  October 31, 2012

Item 1.	Reports to Stockholders.

TABLE OF CONTENTS

Tilson Dividend Fund
Shareholder Letter	2
Performance Update	5
Disclosure of Fund Expenses	6
Schedule of Investments	7

Tilson Focus Fund
Shareholder Letter	10
Performance Update	12
Disclosure of Fund Expenses	13
Schedule of Investments	14

Statements of Assets and Liabilities	17

Statements of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights
Tilson Dividend Fund	20
Tilson Focus Fund	21

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	31

Additional Information	32

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following ad- ditional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Funds’ prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.tilsonmutualfunds.com or by calling Share- holder Services at 1-888-4TILSON (1-888-484-5766).  The prospectus should be read carefully before investing.

Tilson Dividend Fund	Shareholder Letter
October 31, 2012

[This section is written by Zeke Ashton, manager of the Tilson Dividend Fund.]

Dear Tilson Dividend Fund investors:

The Tilson Dividend Fund produced a return of 9.86% for the year ending October 31, 2012. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 15.54% for the same period, while the S&P 500® Total Return Index returned 15.21%.

For the trailing 5-year period ending October 31, 2012, the Tilson Dividend Fund has produced an annualized return of 6.67% versus the primary benchmark’s return of 1.21% annualized over the same period.  The S&P 500® Total Return Index has returned 0.36% annualized for the five years.

For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Dividend Fund has returned an annualized 8.69% return versus a 3.97% annualized return over the same period for its benchmark and a 4.44% return for the S&P 500® Total Return Index.

(For the Fund’s most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.)

Performance as of October 31, 2012
Average Annual Total Returns	Past 1 Year	Past 5 Years	Since Inception*
Tilson Dividend Fund	9.86%	6.67%	8.69%
S&P 500® Total Return Index	15.21%	0.36%	4.44%
Dow Jones U.S. Select Dividend Total Return Index	15.54%	1.21%	3.97%

Performance shown is for the period ended October 31, 2012.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio**	Gross Expense Ratio***
Tilson Dividend Fund	2.10%	2.20%

**
The net expense ratio reflects a contractual expense limitation that continues through March 31, 2013. Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.

***	Gross expense ratio is from the Funds' prospectus dated February 29, 2012 (as supplemented through April 17, 2012).

Thoughts on the Fund’s Recent Performance
The Fund’s returns for the fiscal year ending in October were largely a result of our very conservative positioning during the year.  We rarely were more than 75% invested at any given time during the year, and therefore carried a relatively large percentage of assets in short-term Money Market funds for most of the year.  With interest rates close to zero, this cash represented a drag on our performance versus the stock market indices, which turned in a reasonably good year.   However, our strategy is designed for risk-averse investors, and we did not believe that the markets offered us much in the way of safety or value during the year.  In retrospect our caution was not rewarded, as the markets never suffered a significant enough sell-off to bring stocks into bargain territory during the year.  Nonetheless, we do not regret our choice as it could have easily been otherwise.

In our view, holding cash isn’t a problem. It doesn’t make us uncomfortable to have a significant percentage of the Fund’s assets in cash for extended periods of time, as we have for much of the last year.  The reason is that we know that sooner or later the market will have an ugly stretch, volatility will kick up, and there will be heavy selling pressure, either in specific sectors of the market or across the market as a whole. At that point, our cash becomes a strategic weapon that we can use to deploy into new ideas that do meet our criteria for both satisfactory returns and reasonable risk. Our experience has been that with a little patience the market will eventually offer us some really good opportunities if we just give it a chance, and we want plenty of cash to take advantage when it does.

2	www.tilsonmutualfunds.com

Tilson Dividend Fund	Shareholder Letter
October 31, 2012

Let us finish this performance review with a candid explanation of why it is that we have held tightly to our cash for most of the year.   We believe that the Federal Reserve’s recent explicit policies to drive interest rates to historically low levels for an extended period of time has created significant pressure on investors to find income-producing securities to meet their needs.  The low interest rates have encouraged investors to take on risk to find yield, which has driven bond prices higher and yields lower.  We believe this has also spilled over into equity markets and explains much of the recent popularity of dividend paying stocks.  We are further concerned about the likelihood of rising taxes beginning in 2013 on dividends or capital gains (or both) and the potential negative effect on the prices of securities that are primarily owned for dividend income.  In conjunction with an eventual rise in interest rates, which we believe is inevitable, there appear to be significant headwinds for dividend investors.

Fortunately, our strategy is not entirely reliant upon dividends as the sole or even primary source of our potential returns.  The flexibility to utilize covered calls and to include non-income securities allows us to move assets to areas of the market that are less likely to be affected by the potential risk factors mentioned above.

Strategy Review
The Fund’s strategy is to apply the value investing approach to select a portfolio of securities that offer both income and long term appreciation potential.  The value investing approach in our minds means that we use company valuations to drive our investing decisions, and we buy individual securities only when we believe that they are available at significant discounts to what the underlying company would be worth to a rational, all-cash buyer.  Secondly, we look to construct a portfolio that we believe will be resistant to significant and permanent capital losses that cannot be recovered within a reasonable time horizon.

As an income-oriented Fund, our first preference is to identify attractive stocks where the dividend pay-out is quite high.  Our second priority is to purchase securities that we believe are under-valued and that provide opportunities to sell covered call options against all or some of our position to create current income. Selling covered calls is not a free lunch, however, and the income comes at the cost of forgoing capital appreciation above a certain point.  We strive to utilize covered calls on a selective basis, which historically has allowed us to achieve mid-to-high double-digit annualized income potential for our securities.  If we are having difficulty in identifying suitable opportunities in these first two categories, we will consider the purchase of non-income producing securities if we believe the future capital gain potential is compelling and if the portfolio is otherwise generating an acceptable aggregate income profile.

In practice, this combination approach results in a portfolio structure that we believe offers an attractive mix of income and capital gain return potential.  Over time, we believe this “total return” approach will pay off by allowing us to rotate the Fund’s capital into our best investment ideas while still producing meaningful income.

Portfolio Update

As of October 31, 2012 the Tilson Dividend Fund was approximately 74% invested in equities spread across 30 holdings, offset by notional covered call liabilities equal to approximately 0.8% of the Fund’s assets. Cash and money market funds represented approximately 27% of the Fund’s assets.  The top ten investments represented just over 34% of Fund assets.

As of October 31, 2012, our top 10 positions were as follows:

Position	% of Fund Assets
1) Brookfield Asset Management (BAM)	5.2%
2) Aspen Insurance Holdings (AHL)	4.4%
3) Coinstar (CSTR)	3.7%
4) First American Financial (FAF)	3.6%
5) Tetragon Financial Group (TFG.NL)	3.6%
6) Interdigital (IDCC)	3.6%
7) Western Digital Corp. (WDC)	3.5%
8) Activision Blizzard (ATVI)	3.5%
9) Cisco Systems (CSCO)	3.3%
10) Big Lots (BIG)	3.1%
TOTAL	37.5%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Commentary on Fund Holdings
We will highlight two current portfolio holdings in this letter as examples of what kind of ideas we look to purchase for the Fund.

Safety Insurance (SAFT) is a high-quality auto insurance company that has specialized in writing business in the state of Massachusetts, where it has compiled a 31-year record of unbroken profitability and excellent historical book value per share growth.  Over time, Safety has grown to become the second largest auto insurer in the state, with approximately 11% market share.  Over the last decade, the company has managed to increase its book value per share from $16.07 at year end 2002 to $43.22 at year-end 2011, despite paying out over $10 per share in dividends along the way.  SAFT management has shown a strong commitment to returning capital to shareholders in the form of dividends, but has also repurchased shares opportunistically at times.  At the time of our purchase, SAFT traded at a discount to stated book value and offered a solid dividend yield of approximately 5%.

Annual Report | October 31, 2012	3

Tilson Dividend Fund	Shareholder Letter
October 31, 2012

Whistler Blackcomb (WB.TO) is a Canadian-listed company that owns a majority interest in a mountain resort business in Whistler, British Columbia.  Whistler Blackcomb served as the official alpine skiing venue for the 2010 Olympic Games and is a premier skiing destination in North America.  While it is necessarily a seasonal business, Whistler attracts a dedicated following amongst ski enthusiasts and represents something of a unique, one-of-a-kind asset.  The ski resort industry has very high barriers to entry which are likely to result in essentially no new developments.  It has been nearly 30 years since the last three significant ski resorts were developed in North America.  The industry is mature and fairly low growth, but also extremely stable.  Improvements in resort quality and ski and snowboarding equipment over the last twenty years have also increased the popularity of winter sports in general.  From a financial perspective, we were attracted by Whistler Blackcomb’s solid and consistent financial performance, modest leverage and a high cash payout of approximately 8% annually at the time of our purchase. In this yield-starved environment, we believe Whistler Blackcomb stands out as a solid investment opportunity.

Final Thoughts
We designed and manage the Tilson Dividend Fund strategy with an emphasis on producing satisfactory returns while keeping risk of permanent capital loss as low as we can.  This is a strategy that is built for steady compounding over a long period of time.

We are proud of the Fund’s long-term track record and wish to thank all of our investors for your continued trust and confidence in the Tilson
Dividend Fund.

Zeke Ashton
Portfolio Manager, Tilson Dividend Fund

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund  is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

4	www.tilsonmutualfunds.com

Tilson Dividend Fund	Performance Update
October 31, 2012

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2012

Performance Returns for the period ended October 31, 2012

Average Annual Total Returns	One Year	Five Year	Since Inception**	Gross Expense Ratio***
Tilson Dividend Fund	9.86%	6.67%	8.69%	2.20%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Dividend Fund	88.78%	$18,878
S&P 500® Total Return Index	39.30%	$13,930
Dow Jones U.S. Select Dividend Total Return Index	34.60%	$13,460

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Dividend Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**
The gross expense ratio shown is from the Fund’s prospectus dated February 29, 2012 (as supplemented through April 17, 2012). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Annual Report | October 31, 2012	5

Tilson Dividend Fund	Disclosure of Fund Expenses
October 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expense Ratio(a)	Expense Paid During Period May 1, 2012 to October 31, 2012(b)
Tilson Dividend Fund
Actual	$1,000.00	$1,018.80	1.95%	$9.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	1.95%	$9.88

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

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Tilson Dividend Fund	Schedule of Investments
October 31, 2012

	Shares	Value
COMMON STOCKS - 70.07%

Consumer Discretionary - 17.77%
Abercrombie & Fitch Co., Class A(a)	55,000	$1,681,900
Big Lots, Inc.(a)(b)	67,500	1,966,275
Body Central Corp.(a)(b)	100,000	999,000
Coinstar, Inc.(a)(b)	50,000	2,347,000
Iconix Brand Group, Inc.(b)	102,900	1,904,679
Ruby Tuesday, Inc.(a)(b)	180,000	1,299,600
Whistler Blackcomb Holdings, Inc.	80,000	953,191
		11,151,645
Financials - 20.46%
Alleghany Corp.(b)	4,750	1,651,100
Aspen Insurance Holdings, Ltd.	85,000	2,749,750
Brookfield Asset Management, Inc., Class A	95,000	3,271,800
First American Financial Corp.	100,000	2,275,000
Safety Insurance Group, Inc.	13,900	644,265
Tetragon Financial Group, Ltd.	250,000	2,250,000
		12,841,915
Industrials - 3.55%
MFC Industrial, Ltd.(a)	112,000	930,720
Miller Industries, Inc.	49,100	753,685
Sauer-Danfoss, Inc.	13,600	544,816
		2,229,221
Information Technology - 19.49%
Activision Blizzard, Inc.	200,000	2,178,000
Cisco Systems, Inc.	120,000	2,056,800
Dolby Laboratories, Inc., Class A(a)(b)	40,000	1,263,600
EMC Corp.(b)	75,000	1,831,500
Telular Corp.	150,000	1,498,500
Tessera Technologies, Inc.	45,000	637,650
Westell Technologies, Inc., Class A(b)	265,766	542,163
Western Digital Corp.	65,000	2,224,950
		12,233,163
Materials - 1.49%
Tronox, Ltd., Class A	45,900	935,901

Telecommunication Services - 7.31%
IDT Corp., Class B(a)	80,000	809,600
InterDigital, Inc.(a)	60,000	2,285,400
Vonage Holdings Corp.(b)	659,359	1,496,745
		4,591,745

Total Common Stocks (Cost $42,178,533)		43,983,590

CLOSED-END FUNDS - 3.02%

Fifth Street Finance Corp.	133,700	1,458,667
JZ Capital Partners, Ltd.	65,000	440,557
		1,899,224

Total Closed-End Funds (Cost $1,530,655)		1,899,224

See Notes to Financial Statements.
Annual Report | October 31, 2012	7

Tilson Dividend Fund	Schedule of Investments
October 31, 2012
	Shares	Value
SHORT TERM INVESTMENTS - 26.32%

Fidelity Institutional Money Market Fund - Government Portfolio, 0.010%(c)	16,519,644	$16,519,644

Total Short Term Investments (Cost $16,519,644)		16,519,644

Total Value of Investments (Cost $60,228,832) - 99.41%		62,402,458

Other Assets in Excess of Liabilities - 0.59%		368,912

Net Assets - 100.00%		$62,771,370

(a)	Portion of security is subject to call options written.
(b)	Non-income producing investment.
(c)	Represents 7 day effective yield.

Schedule of Written Options
	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS
Abercrombie & Fitch Co., Class A	250	$34.00	02/16/2013	$(46,500)
Big Lots, Inc.	250	35.00	01/19/2013	(8,750)
Body Central Corp.	210	12.50	04/20/2013	(11,550)
Coinstar, Inc.	300	52.50	01/19/2013	(48,000)
Dolby Laboratories, Inc., Class A	100	35.00	12/22/2012	(7,500)
IDT Corp., Class B	800	10.00	12/22/2012	(28,000)
InterDigital, Inc.	200	35.00	12/22/2012	(84,000)
InterDigital, Inc.	150	32.50	12/22/2012	(94,500)
InterDigital, Inc.	50	37.50	01/19/2013	(17,000)
InterDigital, Inc.	200	35.00	01/19/2013	(100,000)
MFC Industrial, Ltd.	100	7.50	01/19/2013	(8,500)
Ruby Tuesday, Inc.	600	7.50	01/19/2013	(24,000)

Total Written Call Options (Premiums Received $501,474)				$(478,300)

Common Abbreviations:
Ltd. - Limited.

Summary of Investments
	% of Net Assets	Value
Consumer Discretionary	17.77%	$11,151,645
Financials	20.46	12,841,915
Industrials	3.55	2,229,221
Information Technology	19.49	12,233,163
Materials	1.49	935,901
Telecommunication Services	7.31	4,591,745
Closed-End Funds	3.02	1,899,224
Short Term & Other Assets in Excess of Liabilities	26.91	16,888,556
Total	100.00%	$62,771,370

See Notes to Financial Statements.
8	www.tilsonmutualfunds.com

Tilson Focus Fund	Shareholder Letter
October 31, 2012

[This section is written by Glenn Tongue, the portfolio manager of the Tilson Focus Fund.]

Dear Tilson Focus Fund Investors,

During the fiscal year ended October 31, 2012, the Tilson Focus Fund returned -4.73%, versus a 14.45% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap).

For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Focus Fund reported an annualized 0.52% return, versus the 5.00% return over the same period for its benchmark.

(For the Fund’s most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.)

Performance as of October 31, 2012
Average Annual Total Returns	Past 1 Year	Past 5 Years	Since Inception*
Tilson Focus Fund	-4.73%	-4.89%	0.52%
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	14.45%	0.75%	5.00%

Performance shown is for the period ended October 31, 2012.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The Down Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio**	Gross Expense Ratio***
Tilson Focus Fund	1.68%	2.41%

**
The net expense ratio reflects a contractual expense limitation that continues through March 31, 2013. Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.

***	Gross expense ratio is from the Funds' prospectus dated February 29, 2012 (as supplemented through April 17, 2012).

Thoughts on the Fund’s Performance
After starting the year strongly, the fund performed relatively poorly in the second half and ended the year on a disappointing note, and we trailed the general markets significantly. The year’s underperformance was driven by a small number of our largest holdings reporting disappointing results.  Often, we will hold on to stocks when we believe the market has overreacted.  This was not the case with some of our biggest holdings; in these cases, the businesses weakened and we exited.

Largest Holdings
As of October 31, 2012, our 10 largest holdings, accounting for 58.70% of the Fund’s assets, were:

Holding	% of Fund Assets
1) Netflix, Inc.	11.4%
2) Apple, Inc.	7.2%
3) Iridium Communications, Inc.	6.8%
4) Primus Telecommunications Group, Inc.	6.7%
5) American International Group, Inc.	5.9%
6) Clearwire Corp.	5.7%
7) dELiA*s, Inc.	5.0%
8) Deckers Outdoor Corp.	3.4%
9)American International Group, Inc., Warrants, Expiring 01/19/2021, Strike Price: $45.00	3.4%
10) MRV Communications, Inc.	3.2%
TOTAL	58.7%

10	www.tilsonmutualfunds.com

Tilson Focus Fund	Shareholder Letter
October 31, 2012

Please refer to the Schedule of Investments section of the Semi-Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Conclusion
To repeat a concept from last year’s letter “We’re in the same boat” - we have a relatively high percentage of our own net worth invested across the funds that we manage, so it goes without saying that our interests are closely aligned with those of our investors.

The Tilson Focus Fund invests in a very concentrated fashion, often in unpopular sectors.  Consequently, we can both experience volatility and underperformance. It is not unusual for money managers to underperform at times, occasionally for extended periods, yet still generate satisfactory long term results.  We believe that the current investment environment continues to present attractive opportunities that in our opinion are significantly undervalued.

Thank you for your continued investment and trust.

Glenn Tongue
Portfolio Manager, Tilson Focus Fund

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. The performance and other information about certain companies described have been compiled from sources believed to be reliable and current, but the accuracy cannot be guaranteed.

Annual Report | October 31, 2012	11

Tilson Focus Fund	Performance Update
October 31, 2012 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2012

Performance Returns for the period ended October 31, 2012

Average Annual Total Returns	One Year	Five Year	Since Inception**	Gross Expense Ratio***
Tilson Focus Fund	-4.73%	-4.89%	0.52%	2.41%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Focus Fund	4.02%	$10,402
Dow Jones Wilshire 5000 Composite Total Return (Full Cap) Index	45.04%	$14,504

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Focus Fund (the “Fund”) versus the Dow Jones Wilshire 5000 Composite Total Return (Full Cap) Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**
The gross expense ratio shown is from the Fund’s prospectus dated February 29, 2012 (as supplemented through April 17, 2012). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

12	www.tilsonmutualfunds.com

Tilson Focus Fund	Disclosure of Fund Expenses
October 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expense Ratio(a)	Expense Paid During Period May 1, 2012 to October 31, 2012(b)
Tilson Focus Fund
Actual	$1,000.00	$773.00	1.35%	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.35%	$6.85

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

Annual Report | October 31, 2012	13

Tilson Focus Fund	Schedule of Investments
October 31, 2012

	Shares	Value
COMMON STOCKS - 81.32%

Consumer Discretionary - 32.19%
Ambassadors International, Inc.(a)	9	$0
Barnes & Noble, Inc.(a)	19,137	322,267
Burger King Worldwide, Inc.(a)	6,025	89,532
Daily Journal Corp.(a)	347	32,798
Deckers Outdoor Corp.(a)	12,357	353,781
dELiA*s, Inc.(a)	396,971	524,002
Liberty Ventures, Series A(a)	443	25,211
Netflix, Inc.(a)	15,045	1,189,909
Orchard Supply Hardware Stores Corp., Class A(a)	1	12
Proliance International, Inc.(a)(b)(c)	716	0
Promotora de Informaciones SA, ADR(a)	32,491	53,610
Promotora de Informaciones SA, Class A(a)	78,818	34,223
Promotora de Informaciones SA, Class B, ADR(a)	185,794	315,850
Reading International, Inc., Class A(a)	26,989	163,284
Sears Canada, Inc.(a)	22,255	258,258
		3,362,737
Consumer Staples - 0.01%
Tyson Foods, Inc., Class A	46	773

Financials - 9.05%
American International Group, Inc.(a)	17,518	611,904
Bank of America Corp.	33,402	311,307
Berkshire Hathaway, Inc., Class B(a)	82	7,081
The Howard Hughes Corp.(a)	69	4,830
Meta Financial Group, Inc.	112	2,661
Origen Financial, Inc., REIT(a)	2,291	3,093
Phoenix Group Holdings PLC	505	4,028
US Bancorp	2	66
		944,970
Health Care - 0.88%
Xstelos Holdings, Inc., Class A(a)	57,514	92,022

Industrials - 0.00%(d)
LECG Corp.(a)	5,536	42

Information Technology - 19.98%
Apple, Inc.	1,257	748,041
Dell, Inc.	232	2,141
Dolby Laboratories, Inc., Class A(a)	7,608	240,337
Hewlett-Packard Co.	16,625	230,256
Microsoft Corp.	8,466	241,577
MRV Communications, Inc.	560,900	330,370
PNI Digital Media, Inc.(a)	65,877	26,812
Spark Networks, Inc.(a)	38,392	251,852
Tucows, Inc.(a)	13,478	15,095
		2,086,481
Materials - 0.00%(d)
Contango ORE, Inc.(a)	1	7

Telecommunication Services - 19.21%
Clearwire Corp., Class A(a)	299,975	599,950
Iridium Communications, Inc.(a)	95,364	704,740

See Notes to Financial Statements.
14	www.tilsonmutualfunds.com

Tilson Focus Fund	Schedule of Investments
October 31, 2012

	Shares	Value
Telecommunication Services (continued)
Primus Telecommunications Group, Inc.	47,994	$702,152
		2,006,842

Total Common Stocks (Cost $9,984,752)		8,493,874

PREFERRED STOCKS - 0.36%

Consumer Discretionary - 0.00%(d)
Orchard Supply Hardware Stores Corp.	1	2

U.S. Government Agency - 0.36%
Federal Home Loan Mortgage Corp., Series Z, 8.375%(e)	21,601	37,586

Total Preferred Stocks (Cost $50,072)		37,588

RIGHTS AND WARRANTS - 9.46%

American International Group, Inc., Warrants, Expiring 01/19/2021, Strike Price: $45.00(a)	24,693	349,406
Iridium Communications, Inc., Warrants, Expiring 02/14/2013, Strike Price: $7.00(a)	251,546	286,762
JPMorgan Chase & Co., Warrants, Expiring 10/28/2018, Strike Price: $42.42(a)	837	9,567
Phoenix Group Holdings PLC, Rights, Expiring 09/3/2014, Strike Price: 11.00 EUR(a)(b)(c)	36,505	0
Phoenix Group Holdings PLC, Warrants, Expiring 03/09/2014, Strike Price: 30 GBP(a)	14,053	6,803
Promotora de Informaciones SA, Class A, Warrants, Expiring 06/05/2014, Strike Price: 2 EUR(a)	135,776	1,760
Tronox, Inc., Class A, Warrants, Expiring 02/14/2018, Strike Price: $62.13(a)(b)	184	12,144
Tronox, Inc., Class B, Warrants, Expiring 02/14/2018, Strike Price: $68.56(a)(b)	227	14,301
Wells Fargo & Co., Warrants, Expiring 10/28/2018, Strike Price: $34.01(a)	32,115	307,341

Total Rights and Warrants (Cost $1,083,696)		988,084

	Number of Contracts	Exercise Price	Maturity Date	Value
PURCHASED CALL OPTIONS - 4.53%
American International Group, Inc.	56	$29.00	01/19/2013	35,140
Apple, Inc	28	570.00	01/19/2013	132,300
Berkshire Hathaway, Inc., Class B	100	70.00	01/18/2014	193,300
JC Penney Co., Inc.	6	20.00	01/19/2013	3,030
Microsoft Corp	139	27.00	01/19/2013	27,522
Microsoft Corp	168	25.00	01/18/2014	82,320

Total Purchased Call Options (Premiums Paid $607,727)				473,612

See Notes to Financial Statements.
Annual Report | October 31, 2012	15

Tilson Focus Fund	Schedule of Investments
October 31, 2012

	Shares	Value
SHORT TERM INVESTMENTS - 2.23%

High Mark 100% U.S. Treasury Money Market Fund, 0.000%(f)	232,454	$232,454

Total Short Term Investments (Cost $232,454)		232,454

Total Value of Investments (Cost $11,958,701) - 97.90%		$10,225,612

Other Assets in Excess of Liabilities - 2.10%		219,644

Net Assets - 100.00%		$10,445,256

(a)	Non-income producing investment.
(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(c)	Security determined to be illiquid under the procedures approved by the Fund's Board of Trustees.
(d)	Less than 0.005% of Net Assets.
(e)	Floating or variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(f)	Represents 7 day effective yield.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/9/12	Phoenix Group Holdings PLC, Rights(a)(b)(c)	$0	$0	0.00%
11/21/08 - 01/15/09	Proliance International, Inc.(a)(b)(c)	187	0	0.00%
		$187	$0	0.00%

Common Abbreviations:
ADR - American Depositary Receipt.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.
SA - Generally designates corporations in various countries, mostly those employing the civil law.

Currency Abbreviations:
EUR - Euro
GBP - Great British Pound

Summary of Investments
	% of Net Assets		Value
Consumer Discretionary	32.19%		$3,362,737
Consumer Staples	0.01		773
Financials	9.05		944,970
Health Care	0.88		92,022
Industrials	0.00	*	42
Information Technology	19.98		2,086,481
Materials	0.00	*	7
Telecommunication Services	19.21		2,006,842
Preferred Stocks	0.36		37,588
Rights and Warrants	9.46		988,084
Purchased Options	4.53		473,612
Short Term & Other Assets in Excess of Liabilities	4.33		452,098
Total	100.00%		$10,445,256

* Less than 0.005% of Net Assets.

See Notes to Financial Statements.
16	www.tilsonmutualfunds.com

Tilson Mutual Funds	Statements of Assets and Liabilities
October 31, 2012

	Tilson Dividend Fund	Tilson Focus Fund
Assets:
Investments, at cost	$60,228,832	$11,958,701
Investments, at value	$62,402,458	$10,225,612
Deposit held by broker for options	–	234,319
Foreign cash, at value (Cost $0 and $12,412, respectively)	–	12,371
Receivables:
Investments sold	901,301	–
Fund shares sold	19,527	–
Due from Advisor	–	9,256
Dividends and interest	75,863	–
Other assets	22,865	7,956

Total Assets	63,422,014	10,489,514

Liabilities:
Call options written, at value (premiums received $501,474 and $0, respectively)	478,300	–
Payables:
Fund shares repurchased	47,920	11,377
Accrued expenses:
Advisory fees	67,369	–
Trustees' fees and expenses	750	2,250
Custodian fees	3,442	4,239
Legal fees	1,986	1,986
Audit fees	14,000	14,000
Fund Administration fees	16,100	3,280
Transfer Agency Fees	10,295	4,084
Printing fees	6,459	1,736
Other expenses	4,023	1,306

Total Liabilities	650,644	44,258

Net Assets	$62,771,370	$10,445,256

Net Assets Consist of:
Paid-in Capital	$57,504,251	$16,003,331
Accumulated net investment income (loss)	(304,526)	259,088
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	3,374,827	(4,084,033)
Net unrealized appreciation (depreciation) on investments, written options and foreign currency translations	2,196,818	(1,733,130)
Net Assets	$62,771,370	$10,445,256
Shares Outstanding, no par value (unlimited authorized shares)	4,464,025	1,140,115
Net Asset Value, Offering Price and Redemption Price Per Share*	$14.06	$9.16

*Redemption price may differ from NAV if redemption fee is applied.

See Notes to Financial Statements.
Annual Report | October 31, 2012	17

Tilson Mutual Funds	Statements of Operations
For the Year Ended October 31, 2012

	Tilson Dividend Fund	Tilson Focus Fund
Investment Income:
Dividends	$1,644,998	$569,500
Foreign tax withheld	(70,332)	(1,054)
Total Investment Income	1,574,666	568,446

Expenses:
Advisory fees (note 3)	1,076,414	143,222
Administration fees	185,179	43,878
Transfer agent fees	81,835	37,067
Registration and filing administration fees	54,165	24,256
Custody fees	11,099	14,275
Legal fees	32,157	55,488
Audit and tax preparation fees	14,000	14,000
Printing expenses	30,196	7,499
Trustees' fees and expenses	9,993	11,493
Insurance expenses	16,307	3,222
Other operating expenses	9,999	1,361
Total Expenses	1,521,344	355,761
Expenses waived by Advisor (note 3)	(122,006)	(147,178)
Net Expenses	1,399,338	208,583

Net Investment Income	175,328	359,863

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	4,345,322	(671,799)
Written options	(758,877)	–
Foreign currency transactions	(2,609)	1,948
Change in unrealized appreciation (depreciation) on:
Investments	2,986,273	(192,513)
Written options	(223,518)	–
Foreign currency translations	(22)	(41)
Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency	6,346,569	(862,405)

Net Increase (Decrease) in Net Assets Resulting From Operations	$6,521,897	$(502,542)

See Notes to Financial Statements.
18	www.tilsonmutualfunds.com

Tilson Mutual Funds	Statements of Changes in Net Assets

	Tilson Dividend Fund		Tilson Focus Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Operations:
Net investment income (loss)	$175,328	$91,706	$359,863	$(65,709)
Net realized gain (loss) from investments, written options and foreign currency transactions	3,583,836	1,383,022	(669,851)	(1,857,171)
Change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	2,762,733	(3,280,466)	(192,554)	(1,854,488)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,521,897	(1,805,738)	(502,542)	(3,777,368)

Distributions to Shareholders: (note 5)
Net investment income	(422,324)	(240,254)	(125,000)	–
Net realized gains on investments	(1,544,702)	(409,715)	–	–
Decrease in Net Assets Resulting from Distributions	(1,967,026)	(649,969)	(125,000)	–

Capital Share Transactions:
Shares sold	15,228,088	77,413,388	1,176,782	6,176,745
Redemption fees	230,077	392,786	22,148	68,449
Reinvested distributions	1,714,429	606,477	114,909	–
Shares redeemed	(38,296,311)	(31,078,588)	(5,711,803)	(7,979,028)
Increase (Decrease) from Capital Share Transactions	(21,123,717)	47,334,063	(4,397,964)	(1,733,834)
Net Increase (Decrease) in Net Assets	(16,568,846)	44,878,356	(5,025,506)	(5,511,202)

Net Assets:
Beginning of year	79,340,216	34,461,860	15,470,762	20,981,964
End of year*	$62,771,370	$79,340,216	$10,445,256	$15,470,762

*Including accumulated net investment income (loss)	$(304,526)	$(160,567)	$259,088	$–

Share Information:
Shares sold	1,133,065	5,675,787	111,718	517,376
Reinvested distributions	135,101	45,600	12,277	–
Shares redeemed	(2,844,584)	(2,346,071)	(578,616)	(711,319)
Net Increase (Decrease) in Capital Shares	(1,576,418)	3,375,316	(454,621)	(193,943)
Shares Outstanding, Beginning of Year	6,040,443	2,665,127	1,594,736	1,788,679
Shares Outstanding, End of Year	4,464,025	6,040,443	1,140,115	1,594,736

See Notes to Financial Statements.
Annual Report | October 31, 2012	19

Tilson Dividend Fund	Financial Highlights
For a share outstanding during each of the years presented.

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Net Asset Value, Beginning of Year	$13.13	$12.93	$10.41	$7.64	$12.65
Income from Investment Operations:
Net investment income (loss)	0.01	0.05 (a)	0.00 (b)	0.05	(0.04)
Net realized and unrealized gain (loss) on investments	1.20	0.26 (a)	2.50	2.78	(3.19)
Total from Investment Operations	1.21	0.31	2.50	2.83	(3.23)

Less Distributions:
From net investment income	(0.07)	(0.07)	–	(0.07)	–
From net realized gains on investments	(0.26)	(0.11)	–	–	(1.79)
Total Distributions	(0.33)	(0.18)	–	(0.07)	(1.79)

Paid in Capital:
Paid in capital (from redemption fees)	0.05	0.07	0.02	0.01	0.01
Total paid in capital	0.05	0.07	0.02	0.01	0.01

Net Asset Value, End of Year	$14.06	$13.13	$12.93	$10.41	$7.64

Total Return(c)	9.86%	2.93%	24.21%	37.51%	(28.50%)

Net Asset Value, End of Year (in thousands)	$62,771	$79,340	$34,462	$8,646	$5,706

Average Net Assets for the Year (in thousands)	$71,761	$72,885	$15,616	$6,700	$7,263

Ratio of Gross Expenses to Average Net Assets(d)	2.12%	2.05%	2.78%	4.08%	3.87%
Ratio of Net Expenses to Average Net Assets(d)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%	0.13%	0.09%	0.59%	(0.43%)

Portfolio Turnover Rate	91%	110%	89%	164%	159%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.
20	www.tilsonmutualfunds.com

Tilson Focus Fund	Financial Highlights
For a share outstanding during each of the years presented.

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Net Asset Value, Beginning of Year	$9.70	$11.73	$8.99	$7.19	$13.09
Income from Investment Operations:
Net investment income (loss)	0.29	(0.04)	0.05	0.00 (a)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.77)	(2.03)	2.73	1.85	(4.95)
Total from Investment Operations	(0.48)	(2.07)	2.78	1.85	(4.99)

Less Distributions:
From net investment income	(0.08)	–	–	–	–
From net realized gains on investments	–	–	–	–	(0.93)
From tax return of capital	–	–	(0.05)	(0.05)	–
Total Distributions	(0.08)	–	(0.05)	(0.05)	(0.93)

Paid in Capital:
Paid in capital (from redemption fees)	0.02	0.04	0.01	0.00 (a)	0.02
Total paid in capital	0.02	0.04	0.01	0.00 (a)	0.02

Net Asset Value, End of Year	$9.16	$9.70	$11.73	$8.99	$7.19

Total Return(b)	(4.73%)	(17.31%)	31.13%	26.23%	(40.23%)

Net Asset Value, End of Year (in thousands)	$10,445	$15,471	$20,982	$11,378	$10,010

Average Net Assets for the Year (in thousands)	$14,525	$21,319	$16,115	$8,910	$15,830

Ratio of Gross Expenses to Average Net Assets(c)	2.45%	2.40%	3.13%	3.68%	2.23%
Ratio of Net Expenses to Average Net Assets(c)	1.44%	1.67%	2.29%	2.07%	1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.48%	(0.31%)	0.45%	0.02%	(0.37%)

Portfolio Turnover Rate	178%	130%	140%	168%	151%

(a)	Actual amount is less than $0.01 per share.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.
Annual Report | October 31, 2012	21

Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

1. ORGANIZATION

The Tilson Dividend Fund and the Tilson Focus Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005. The investment objective of the Tilson Dividend Fund (the “Dividend Fund”)Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Tilson Focus Fund (the “Focus Fund”) Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

Level 3 –
Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended October 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets and liabilities as of October 31, 2012:

Dividend Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks:
Consumer Discretionary	$11,151,645	$–	$–	$11,151,645
Financials	12,841,915	–	–	12,841,915
Industrials	2,229,221	–	–	2,229,221
Information Technology	12,233,163	–	–	12,233,163
Materials	935,901	–	–	935,901
Telecommunication Services	4,591,745	–	–	4,591,745
Closed-End Funds	1,899,224	–	–	1,899,224
Short Term Investments	16,519,644	–	–	16,519,644
Total	$62,402,458	$–	$–	$62,402,458
Other Financial Instruments
Liabilities
Written Call Options	$–	(478,300)	–	$(478,300)
Total	$–	(478,300)	–	$(478,300)

Focus Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks:
Consumer Discretionary	$3,362,737	$–	$–	$3,362,737
Consumer Staples	773	–	–	773
Financials	944,970	–	–	944,970
Health Care	92,022	–	–	92,022
Industrials	42	–	–	42
Information Technology	2,086,481	–	–	2,086,481
Materials	7	–	–	7
Telecommunication Services	2,006,842	–	–	2,006,842
Preferred Stocks	37,588	–	–	37,588
Rights and Warrants	961,639	26,445	–	988,084
Purchased Call Options	–	473,612	–	473,612
Short Term Investments	232,454	–	–	232,454
Total	$9,725,555	$500,057	$–	$10,225,612

Annual Report | October 31, 2012	23

Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

For the year ended October 31, 2012, there have been no significant changes to the Funds’ fair value methodologies.  The Funds recognizes transfers between levels as of the beginning of the annual period in which the transfer occurred.  During the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 in the Dividend Fund. During the year ended October 31, 2012, the Focus Fund transferred a common stock with a market value of $22,480 from a Level 2 to Level 1 security due to the availability of a quoted price in an active market.

Underlying Investment In Other Investment Companies
The Tilson Dividend Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Institutional Money Market Fund’s NCSR filing dated May 28, 2012, available at www.sec.gov or can be found at www.fidelity.ca and should be read in conjunction with the Fund’s financial statements. As of October 31, 2012, the percentage of net assets invested in the Fidelity Institutional Money Market Fund was 26.32%.

Derivative Financial Instruments
The following discloses the Funds’ use of derivative instruments.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Option Writing/Purchasing
The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms

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Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Written option activity for the year ended October 31, 2012 was as follows:

Dividend Fund Option Contracts Written for the year ended October 31, 2012	Contracts	Premiums Received
Options Outstanding, Beginning of Year	4,586	$1,343,236
Options written	9,315	1,654,144
Options closed	(8,712)	(2,357,799)
Options exercised	(750)	(73,232)
Options expired	(1,229)	(64,875)
Options Outstanding, End of Year	3,210	$501,474

Warrants
The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Statements of Assets and Liabilities – Fair Value of Derivative Instruments as of October 31, 2012(a):

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liablities Derivatives Balance Sheet Location	Fair Value
Dividend Fund
Equity Contracts (Written Option Contracts)	N/A	N/A	Call options written, at value	$478,300
		N/A		$478,300

Focus Fund
Equity Contracts (Rights and Warrants)	Investments, at value	$988,084	N/A	N/A
Equity Contracts (Option Contracts)	Investments, at value	473,612	N/A	N/A
		$1,461,696

(a)	For open derivative instruments as of October 31, 2012, see the Schedule of Investments, which is also indicative of the activity for the year ended October 31, 2012.

Annual Report | October 31, 2012	25

Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

The Effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2012:

Derivatives Not Accounted For As Hedging Instruments	Locations Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed On Unrealized Gain/(Loss) On Derivatives Recognized in Income
Dividend Fund
Equity Contracts (Purchased Option Contracts)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	$(144,535)	$116,611
Equity Contracts (Written Option Contracts)	Net realized gain (loss) from: Written options/Change in unrealized appreciation (depreciation) on: Written options	(758,877)	(223,518)
		$(903,412)	$(106,907)

Focus Fund
Equity Contracts (Rights and Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	$(191,525)	$441,236
Equity Contracts (Purchased Option Contracts)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	(589,657)	(455,183)
		$(781,182)	$(13,947)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Affiliated Companies
An affiliated company is a company that can have direct or indirect common ownership. The Funds do not hold any investments in affiliated companies as of October 31, 2012.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Funds bear expenses incurred specifically on each Funds respective behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

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Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions
The Funds charge a redemption fee of 2.00% on redemptions of Funds’ shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the year ended October 31, 2012 were $230,077 and $22,148 for the Dividend Fund and Focus Fund, respectively.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

3. TRANSACTIONS WITH AFFILIATES

Advisor (Both Funds)
The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund. The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year. There can be no assurance the Expense Limitation Agreement will continue in the future. The expense limitation percentages for the year ending October 31, 2012 were 0.45% for each Fund. During the year ended, expenses were waived/reimbursed in the amounts of $122,006 and $147,178 for the Dividend Fund and Focus Fund, respectively.

Advisor (Dividend Fund)
As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)
The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”). The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub-Advisor.

Advisor (Focus Fund)
As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a variable advisory fee (“Variable Advisory Fee”). The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the measuring period (“Measuring Period”). While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45% of the average daily net assets. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no

Annual Report | October 31, 2012	27

Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%. The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%). Prior to the negative adjustment of performance fees, the advisory fees totaled $217,869 for the year ended October 31, 2012. The performance fees received by the Fund for under-performance during the year ended October 31, 2012 were $74,647.

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $215,000.  The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.

Compliance Services
ALPS provides services as Fund Chief Compliance Officer Assurance Representations and Review. ALPS, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act.  ALPS is compensated under the Administration Agreement.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Trust for certain out-of-pocket expenses.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributors.  The Distributor acts as an agent for the Funds and the distributor of their shares.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the year ended October 31, 2012.

Fund	Purchases of Securities	Proceeds from Sales of Securities
Dividend Fund	$55,229,891	$92,088,023
Focus Fund	$24,045,967	$29,393,044

There were no purchases of long-term U.S. Government Obligations for either Fund during the year ended October 31, 2012.

5. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2009, 2010, 2011, and 2012 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations. As of and during the year ending October 31, 2012, the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

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Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

Permanent differences in book and tax accounting were reclassified. Those reclassifications relate primarily to differing book/tax treatment of gain on the sale of PFIC securities, litigation settlement reclass, and foreign currency transactions. For the fiscal year ended October 31, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Dividend Fund	$–	$103,037	$(103,037)
Focus Fund	$–	$24,225	$(24,225)

Distributions during the fiscal year ended were characterized for tax purposes as follows:

		Distributions from
Fund	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Dividend Fund	10/31/2012	$1,123,882	$843,144
Focus Fund	10/31/2012	$125,000	$–

As of October 31, 2012, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:
Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) of foreign currency and derivatives	Net Unrealized Appreciation/ (Depreciation)
Dividend Fund	$61,656,017	$2,585,561	$(1,839,120)	$23,192	$769,633
Focus Fund	$12,310,527	$790,751	$(2,875,666)	$(41)	$(2,084,956)

At October 31, 2012, components of distributable earnings were as follows:
	Dividend Fund	Focus Fund
Undistributed ordinary income	$4,497,486	$259,088
Net unrealized appreciation/(depreciation) of F/X and Written Options	23,192	(41)
Net unrealized appreciation/(depreciation) on investments	746,441	(2,084,915)
Accumulated Capital Gains/(Losses)	–	(3,732,207)
Total distributable earnings	$5,267,119	$(5,558,075)

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of October 31, 2012, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

	Expiring
	2017	2019	Total
Dividend Fund	$–	$–	$–
Focus Fund	$1,360,235	$1,843,409	$3,203,644

As of October 31, 2012 the Tilson Focus had post-RIC Modernization Enactment capital loss carryforward of Long-Term character of $528,563. There is no post-RIC Modernization capital loss carryforward for Tilson Dividend Fund.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the

Annual Report | October 31, 2012	29

Tilson Mutual Funds	Notes to Financial Statements
October 31, 2012

Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

7. SUBSEQUENT EVENTS

On December 14, 2012 the Dividend Fund and Focus Fund paid an income distribution of $0.21644 and $0.32002 per fund, respectively, to shareholders of record on December 13, 2012. On December 14, 2012 the Dividend Fund paid a short term capital gain distribution of $0.88197, to shareholders of record on December 13, 2012.

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Tilson Mutual Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Tilson Investment Trust and the Shareholders of Tilson Dividend Fund and Tilson Focus Fund:

We have audited the accompanying statements of assets and liabilities of the Tilson Dividend Fund and the Tilson Focus Fund, each a series of Tilson Investment Trust, including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tilson Dividend Fund and the Tilson Focus Fund as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
December 24, 2012

Annual Report | October 31, 2012	31

Tilson Mutual Funds	Additional Information
October 31, 2012 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-888-4TILSON (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2011:

	QDI	DRD
Dividend Fund	35.08%	34.80%
Focus Fund	100.00%	100.00%

In early 2012, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2011 via Form 1099.  The Funds will notify shareholders in early 2013 of amounts paid to them by the Funds, if any, during the calendar year 2012.

4. INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Funds and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Funds is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-888-484-5766. The address of each Trustee and officer, unless otherwise indicated below, is 1290 Broadway Suite 1100, Denver, CO 80203. The Independent Trustees received aggregate compensation of $5,400 during the fiscal year ended October 31, 2012 from each Fund for their services to the Funds and Trust. The Interested Trustee and Officers did not receive compensation from the Funds for their services to the Funds and Trust.

32	www.tilsonmutualfunds.com

Tilson Mutual Funds	Additional Information
October 31, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James H. Speed, Jr., 59	Trustee and Chairman	Trustee since 03/2009 and Chairman since 09/2012	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	2
Independent Trustee of Hillman Capital Management Investment Trust for its two series, Brown Capital Management Mutual Funds for its three series, and Starboard Investment Trust for its six series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

Jack E. Brinson, 80	Trustee	Trustee since 12/2004 and Chairman from 12/2004 through 09/2012	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	2
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its two series, Brown Capital Management Mutual Funds for its three series, and Starboard Investment Trust for its six series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

INTERESTED TRUSTEE

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Whitney R. Tilson, 46**	Trustee, President (Principal Executive Officer)	Since 12/2004	Founder and Managing Partner, T2 Partners Management LP (formerly Tilson Capital Partners LLC) and various affiliated entities since 1998.	2	n/a

Annual Report | October 31, 2012	33

Tilson Mutual Funds	Additional Information
October 31, 2012 (Unaudited)

OTHER OFFICERS

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Glenn H. Tongue, 52 c/o T2 Partners Management LP 767 5th Ave. New York, NY 10153	Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer	Since 12/2004	Fund Manager, T2 Partners Management LP since 2004; previously, Investment Banker, UBS (investment banking firm) from 2002 to 2003; Executive, DLJdirect (on-line brokerage firm).	n/a	n/a
Rhonda A. Mills, 46	Secretary	Since 03/2012
Ms. Mills joined ALPS in 2011 and is currently Vice President and Associate Counsel of ALPS.  Prior to joining ALPS, Ms. Mills  served in house with Old Mutual Capital, Inc. in Denver, Colorado as Counsel, from 2006 through 2009, and as a consultant, through Mills Law, LLC, from 2010 – 2011.
				n/a	n/a
Kimberly Storms, 40	Assistant Treasurer	Since 09/2011
Ms. Storms joined ALPS in 1998 and is currently Senior Vice President and Director of Fund Administration, ALPS Fund Services, Inc. (2004-Present). Ms. Storms is also currently Treasurer of the ALPS ETF Trust and BPV Family of Funds, Chief Financial Officer of the Arbitrage Funds, Assistant Secretary of the Ameristock Mutual Fund, Inc., and Assistant Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Financial Investors Trust.
				n/a	n/a

*	The address of each Trustee and officer, unless otherwise indicated above, is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver CO 80203.
**	Mr. Tilson is an Interested Trustee because he is a Managing Member of T2 Partners Management LP, the investment advisor of the Funds.

34	www.tilsonmutualfunds.com

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Item 2.	Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)        Not applicable.

(c)        Not applicable to registrant.

(d)        Not applicable to registrant.

(e)        Not applicable to registrant.

(f)(1)    A copy of the code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item:  James H. Speed, Jr.

Item 4.	Principal Accountant Fees and Services.

(a)        Audit Fees - Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the Registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2012	2011
Tilson Focus Fund	$11,500	$11,500
Tilson Dividend Fund	$11,500	$11,500

(b)        Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2012 and October 31, 2011 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)        Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2012	2011
Tilson Focus Fund	$2,000	$2,000
Tilson Dividend Fund	$2,000	$2,000

(d)        All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)    The Registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)    No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2012 and October 31, 2011 were $4,000 and $4,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)        Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.	Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)    Exhibit 99.CODE ETH — Code of Ethics.

(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)    Not applicable.

(b)        A certification of the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By:	(Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson
Date:	December 12, 2012	Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson
Date:	December 12, 2012	Trustee, President and Principal Executive Officer
Tilson Investment Trust

By:	(Signature and Title)	/s/ Glenn H. Tongue
Glenn H. Tongue
Date:	December 12, 2012	Vice President, Treasurer, and Principal Financial Officer
Tilson Investment Trust